Ohio National Variable Account A
The Ohio National Life Insurance Company

ONcore Series of Variable Annuities

Supplement to the Prospectuses dated May 1, 2009

In “Investment Restrictions for Certain Optional Riders,” Ohio National Fund, Inc. Capital Growth Portfolio is not an investment option included in Category 2.